Equity (Details) - Schedule of Net Sales, Net Income, Cash Provided by Operations, Total Assets and Total Liabilities - PPC [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Net Sales and Income [Line Items]
Net Revenue	$ 17,362,217	$ 17,468,377	$ 14,777,458
Net Income	322,317	746,538	31
Net cash provided by operating activities	677,877	669,863	326,459
Total assets	9,810,361	9,255,769	8,913,205
Total liabilities	$ 6,465,784	$ 6,402,493	$ 6,324,271